UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2017 (November 7, 2017)

BLACKROCK CAPITAL INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2017, the Board appointed Meridee A. Moore as director to fill the vacancy that resulted from François de Saint Phalle’s retirement. Upon the recommendation of the Board’s Governance Committee, the Board has determined that Ms. Moore is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 and is independent under the rules of The NASDAQ Stock Market. Ms. Moore was appointed as an independent Class II director. Her term will expire at the 2018 annual meeting of stockholders of the Company at which the Class II directors stand for election.

Having been found to meet the financial literacy requirements mandated by The NASDAQ Stock Market and the Securities and Exchange Commission for directors serving on audit committees, Ms. Moore has been appointed to serve on the Audit Committee and has been appointed to serve on the Governance Committee. As an independent director, Ms. Moore will receive the same compensation as that provided to the Company’s other independent directors, as described in detail in the Company’s other filings with the SEC.

Ms. Meridee A. Moore is the founder and Senior Managing Member of Watershed Asset Management, LLC (“Watershed”). Prior to founding Watershed in 2002, Ms. Moore was Partner and Portfolio Manager of Farallon Capital Management, L.L.C. Ms. Moore has over 25 years of financial services experience and serves on the boards of a number of non-profit organizations, including Right To Play International, NexGen Climate America, Inc. and Grace Cathedral. Ms. Moore is 59 years old and received her B.A. from the University of Colorado and her J.D. from Yale Law School.

In the last fiscal year, the Company has not engaged in any transaction in which Ms. Moore or a person related to Ms. Moore had a direct or indirect material interest. To the Company’s knowledge, there is no arrangement or understanding between any of its officers and directors and Ms. Moore pursuant to which Ms. Moore was selected to serve as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: November 8, 2017	By:	/s/ Michael J. Zugay
	Name:	Michael J. Zugay
	Title:	Chief Executive Officer